Subsequent Events	9 Months Ended
Sep. 30, 2021
Subsequent Event [Line Items]
Subsequent Events	Subsequent Events
a) On October 4, 2021, Teekay LNG, Teekay LNG's general partner, Teekay GP L.L.C. (or Teekay GP), an investment vehicle (or Acquiror) managed by Stonepeak Partners L.P., and a wholly-owned subsidiary of Acquiror (or Merger Sub) entered into an agreement and plan of merger (or the Merger Agreement). At the effective time of the merger (or the Merger) under the Merger Agreement, (a) each issued and outstanding common unit of Teekay LNG, including approximately 36.0 million common units owned by Teekay, (but excluding any common units owned by Teekay LNG, Acquiror or their respective wholly-owned subsidiaries), will be converted into the right to receive cash in an amount of $17.00 per common unit and (b) Merger Sub will be merged with and into Teekay LNG, whereupon Teekay LNG will continue as the surviving entity. In addition, Teekay concurrently entered into an agreement with Acquiror whereby Teekay agreed to sell its limited liability company interest in Teekay GP for $26.4 million, which consists of $17.00 for each of the approximately 1.6 million common unit equivalents of Teekay LNG represented by the economic interest of Teekay GP’s general partner interest in Teekay LNG. Teekay, Teekay LNG and Acquiror also concurrently entered into an agreement whereby Teekay LNG will acquire certain restructured subsidiaries of Teekay that provide, through existing services agreements, comprehensive managerial, operational and administrative services to Teekay LNG and Teekay LNG’s subsidiaries and joint ventures for a purchase price of $3.34 million, subject to certain adjustments at closing. The Merger and related transactions have been unanimously approved by the respective Board of Directors of Teekay GP and Teekay, as applicable, including the unanimous approval of the Conflicts Committee of Teekay GP. The Merger is expected to close on or soon after December 31, 2021, with the Merger Agreement providing that the Merger will not close prior to December 31, 2021. This Merger remains subject to approval by the holders of a majority of Teekay LNG’s outstanding common units and the satisfaction or waiver of certain other customary closing conditions. There is no assurance that the conditions to closing will be satisfied or waived, or that the Merger and related transactions will be completed. Teekay, which currently owns approximately 41% of Teekay LNG’s outstanding common units, has entered into a voting and support agreement by which it has agreed, among other things and subject to certain conditions, to vote in favor of the Merger. Teekay’s ownership of approximately 36.0 million common units in Teekay LNG, its 100% ownership of Teekay G.P. and the subsidiaries of Teekay that provide, through existing services agreements, various services to Teekay LNG and Teekay LNG’s subsidiaries and joint ventures represent Teekay’s entire investment in its gas business. Following the Merger, the common units of Teekay LNG will be delisted from the New York Stock Exchange. The Series A and B preferred units of the Teekay LNG will remain outstanding and continue to trade on the New York Stock Exchange following the Merger.

b)    On November 3, 2021, Teekay Tankers completed a $68.9 million sale-leaseback financing transaction related to four Aframax vessels. Pursuant to this arrangement, Teekay Tankers transferred the vessels to subsidiaries of a financial institution and leased the vessels back on seven-year bareboat charters. Teekay Tankers is required to repurchase the vessels upon maturity of the bareboat charters and has the option to repurchase any of the vessels at any earlier date. These bareboat charters require that Teekay Tankers maintains a minimum liquidity consistent with Teekay Tankers' other vessels financed on similar arrangements (see Note 5) and, for each vessel, a minimum hull coverage ratio of 105% of the total outstanding principal balance.